Supplement to the
Fidelity® Tax-Free Bond Fund
March 31, 2018
Prospectus

The following information supplements similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Elizah McLaughlin (co-manager) has managed the fund since September 2018.

It is expected that Mr. Sommer will retire from Fidelity at the end of 2018 and will no longer manage the fund at that time.

The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Elizah McLaughlin is co-manager of the fund, which she has managed since September 2018. She also manages other funds. Since joining Fidelity Investments in 1997, Ms. McLaughlin has worked as an analyst and portfolio manager.

It is expected that Mr. Sommer will retire from Fidelity at the end of 2018 and will no longer manage the fund at that time.

SFB-18-01 1.759463.121	September 11, 2018